EXHIBIT 99.1

Unaudited Interim Consolidated Financial Statements of FMS Financial Corporation

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS AND NOTES
JUNE 30, 2007

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS AND NOTES
JUNE 30, 2007

TABLE OF CONTENTS

Page

Financial Statements
Consolidated Statements of Financial Condition
as of June 30, 2007 (unaudited) and December 31, 2006	1

Unaudited Consolidated Statements of Operations
for the three and six months ended June 30, 2007
and June 30, 2006	2

Unaudited Consolidated Statements of Cash Flows
for the six months ended June 30, 2007
and June 30, 2006	3

Unaudited Consolidated Statements of Changes in Stockholders’
Equity for the six months ended June 30, 2007
and June 30, 2006	4

Notes to Unaudited Consolidated Financial Statements	5-8

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS

Cash and amounts due from depository institutions	$42,825,467	$55,269,961
Interest-bearing deposits	61,398	1,052,911
Short term funds	64,267,259	53,438,325

Total cash and cash equivalents	107,154,124	109,761,197

Investment securities held to maturity	400,433,732	428,441,417
Investment securities available for sale	136,396,034	146,005,715
Total investment securities	536,829,766	574,447,132

Loans, net	445,718,562	450,099,184
Accrued interest receivable	6,075,852	6,372,354
Federal Home Loan Bank stock	5,976,820	6,313,520
Office properties and equipment, net	30,039,069	33,738,928
Deferred income taxes	4,219,731	4,094,838
Core deposit intangible	801,509	1,159,614
Prepaid expenses and other assets	5,761,763	2,125,656
TOTAL ASSETS	$1,142,577,196	$1,188,112,423

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Interest-bearing deposits	$731,215,241	$738,896,140
Noninterest-bearing deposits	187,943,081	194,206,626
Total deposits	919,158,322	933,102,766
Securities sold under agreements to repurchase	110,000,000	115,000,000
FMS Statutory Trust I and II debentures	25,774,000	51,548,000
Advances by borrowers for taxes and insurance	2,246,804	2,086,128
Accrued interest payable	1,565,790	1,467,745
Dividends payable	196,404	195,849
Other liabilities	4,648,316	6,351,377
Total liabilities	1,063,589,636	1,109,751,865
Commitments and contingencies
Stockholders' Equity:
Preferred stock - $.10 par value 5,000,000 shares authorized; none issued
Common stock - $.10 par value 10,000,000 shares authorized; shares issued 8,040,392 and 8,022,892 and shares outstanding 6,546,813
and 6,529,313 as of June 30, 2007 and December 31, 2006, respectively	804,039	802,289
Additional paid-in capital	9,103,981	8,930,731
Accumulated other comprehensive loss- net of deferred income taxes	(3,207,722)	(2,485,410)
Retained earnings	83,294,705	82,120,391
Less: Treasury stock (1,493,579 shares, at cost, as of
June 30, 2007 and December 31, 2006)	(11,007,443)	(11,007,443)
Total stockholders' equity	78,987,560	78,360,558

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,142,577,196	$1,188,112,423
See notes to unaudited consolidated financial statements.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months ended		Six Months ended
	June 30,		June 30,
	2007	2006	2007	2006
INTEREST INCOME:
Interest income on:
Loans	$7,047,857	$6,928,371	$13,962,540	$13,733,232
Mortgage-backed securities	2,733,940	3,193,610	5,580,551	6,665,688
Investments - Taxable	5,119,116	5,080,026	10,245,413	9,894,646
Investments -Tax exempt	20,270	91,987	44,404	177,003
Total interest income	14,921,183	15,293,994	29,832,908	30,470,569

INTEREST EXPENSE:
Interest expense on:
Deposits	4,839,985	3,901,782	9,577,144	7,555,879
Borrowings	1,477,082	2,076,796	2,940,005	4,200,521
Long-term debt	443,307	731,732	1,491,913	1,298,642
Total interest expense	6,760,374	6,710,310	14,009,062	13,055,042

NET INTEREST INCOME	8,160,809	8,583,684	15,823,846	17,415,527
PROVISION FOR LOAN LOSSES	15,000	90,000	30,000	180,000

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	8,145,809	8,493,684	15,793,846	17,235,527

NONINTEREST INCOME:
Service charges on accounts	1,477,078	1,509,465	2,844,519	2,869,999
Other income	42,732	48,495	65,825	86,076
Gain on sale of investment securities	-	364,621	-	364,621
Total noninterest income	1,519,810	1,922,581	2,910,344	3,320,696

NONINTEREST EXPENSE:
Salaries and employee benefits	4,262,230	4,793,190	8,728,099	9,614,775
Occupancy and equipment	1,494,429	1,504,949	3,076,957	2,971,637
Branch closing expense	1,104,329	0	1,104,329	0
Purchased services	802,016	699,697	1,517,427	1,416,721
Amortization of core deposit intangible	179,052	179,052	358,104	358,104
Other expenses	169,938	157,937	296,150	308,497
Professional fees	120,681	193,877	238,552	390,724
Telecommunications	148,347	140,202	285,719	279,171
Office supplies	97,004	163,398	195,558	327,802
Advertising	117,488	112,774	234,965	221,692
Total noninterest expense	8,495,514	7,945,076	16,035,860	15,889,123

INCOME BEFORE INCOME TAXES	1,170,105	2,471,189	2,668,330	4,667,100
INCOME TAXES	489,181	961,015	1,101,342	1,822,840

NET INCOME	$680,924	$1,510,174	$1,566,988	$2,844,260

BASIC EARNINGS PER COMMON SHARE	$0.10	$0.23	$0.24	$0.44
DILUTED EARNINGS PER COMMON SHARE	$0.10	$0.23	$0.24	$0.44
Dividends declared per common share	$0.03	$0.03	$0.06	$0.06

See notes to unaudited consolidated financial statements.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
	Six Months ended June 30,
	2007	2006

OPERATING ACTIVITIES:
Net Income	$1,566,988	$2,844,260
Adjustments to reconcile net income to net cash by provided operating activities:
Provision for loan losses	30,000	180,000
Amortization and accretion of premiums and discounts on investments, net	114,517	288,732
Amortization and accretion of other fees and costs	359,476	508,513
Depreciation	968,147	1,007,888
Realized losses on disposal of fixed assets	768,848	3,082
Realized gains on sales of investment securities	-	(364,621)
Changes in assets and liabilities:
Increase (Decrease) in accrued interest receivable	296,502	(129,938)
Increase in prepaid expenses and other assets	(1,272,639)	(1,191,408)
Increase in accrued interest payable	98,045	174,273
Decrease in other liabilities	(1,204,222)	(1,166,032)
Benefit for deferred income taxes	(124,893)	(129,951)
Net cash provided by operating activities	1,600,769	2,024,798
INVESTING ACTIVITIES:
Proceeds from the sale of office property and equipment	1,500	-
Proceeds from the sale of investment securities	-	12,206,808
Principal collected and proceeds from maturities of investment securities held to maturity	28,275,046	29,383,822
Principal collected and proceeds from maturities of investment securities available for sale	8,340,157	7,819,728
Principal collected on loans, net	33,637,223	51,319,876
Loans originated or acquired	(29,436,709)	(62,306,164)
Purchase of investment securities and mortgage-backed securities held to maturity	(333,505)	(14,533,093)
Purchase of investment securities and mortgage-backed securities available for sale	-	(10,000,000)
Redemption of Federal Home Loan Bank stock	336,700	1,034,900
Purchase of office property and equipment	(253,367)	(1,122,420)
Net cash provided by investing activities	40,567,045	13,803,457
FINANCING ACTIVITIES:
Net decrease in demand deposits and savings accounts	(35,421,228)	(2,470,917)
Net increase in time deposits	21,476,784	1,666,034
Repayment of securities sold under agreement to repurchase, net	(5,000,000)	-
(Redemption) Issuance of trust capital securities	(25,774,000)	25,774,000
Net decrease in FHLB advances	-	(10,000,000)
Purchase of treasury stock	-	(6,296)
Increase in advances from borrowers for taxes and insurance	160,676	227,425
Dividends paid on common stock	(392,119)	(390,919)
Net proceeds from issuance of common stock	175,000	30,000
Net cash (used) provided by financing activities	(44,774,887)	14,829,327
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,607,073)	30,657,582
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	109,761,197	93,840,949
CASH AND CASH EQUIVALENTS, END OF PERIOD	$107,154,124	$124,498,531
Supplemental Disclosures:
Cash paid for:
Interest on deposits, advances, and other borrowings	13,911,017	12,880,769
Income taxes	2,080,400	2,188,000
Non-cash investing and financing activities:
Dividends declared and not paid at period end	196,404	195,543

Non-monetary transfers from loans to real estate owned through foreclosure	148,737	-
See notes to unaudited consolidated financial statements.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Common			Accumulated			Total
	shares	Common	Paid-in	comprehensive	Retained	Treasury	Stockholders'
	outstanding	stock	capital	(loss) income	earnings	stock	Equity

Balances at December 31, 2005	6,515,110	$800,639	$8,767,381	$(1,099,630)	$77,583,683	$(10,969,797)	$75,082,276
Net Income					2,844,260		2,844,260
Other comprehensive income:
Unrealized loss on securities available
for sale, net of taxes of $1,350,547				(1,955,566)			(1,955,566)
Total comprehensive income							888,694

Dividends declared ($.06)					(391,009)		(391,009)
Exercise of stock options	3,000	300	29,700				30,000
Purchase of common stock	(397)					(6,296)	(6,296)
Balances at June 30, 2006	6,517,713	$800,939	$8,797,081	$(3,055,196)	$80,036,934	$(10,976,093)	$75,603,665

Balances at December 31, 2006	6,529,313	$802,289	$8,930,731	$(2,485,410)	$82,120,391	$(11,007,443)	$78,360,558
Net Income					1,566,988		1,566,988
Other comprehensive income:
Unrealized gain on securities available
for sale, net of taxes of $498,839				(722,312)			(722,312)
Total comprehensive income							844,676

Dividends declared ($.06)					(392,674)		(392,674)
Exercise of stock options	17,500	1,750	173,250				175,000

Balances at June 30, 2007	6,546,813	$804,039	$9,103,981	$(3,207,722)	$83,294,705	$(11,007,443)	$78,987,560

See notes to unaudited consolidated financial statements.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

1-BASIS OF PRESENTATION
In the opinion of management, the accompanying unaudited consolidated financial statements of FMS Financial Corporation contain all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of its financial condition, results of operations, cash flows and changes in stockholders’ equity for the periods and dates indicated. The results of operations for the three months and six months ended June 30, 2007 are not necessarily indicative of the operating results for the full fiscal year or any other interim period.

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions for Form 10-Q, and therefore, do not include all information and notes necessary for a fair presentation of financial condition, results of operations and statements of cash flows in conformity with generally accepted accounting principles. These statements should be read in conjunction with the consolidated statements and related notes, which are incorporated by reference to FMS Financial Corporation’s Form 10-K for the fiscal year ended December 31, 2006. The consolidated financial statements include FMS Financial Corporation’s principal subsidiary, Farmers & Mechanics Bank.

2-STATUTORY TRUST DEBENTURES
In March 2007, FMS Financial Corporation redeemed $25.8 million of subordinated debentures held by FMS Statutory Trust I. FMS Statutory Trust I subsequently redeemed $25.0 million of floating rate capital securities and $774 thousand of common securities. These debentures were redeemed at par and required the mandatory redemption of the Trust’s capital and common securities. Long-Term Debt at June 30, 2007 consisted of $25.8 million of FMS Statutory Trust II debentures. The interest rate resets every three months to LIBOR plus 158 basis points. As of June 30, 2007 the interest rate was 6.94%. These debentures are redeemable at FMS Financial Corporation’s option anytime after June 2011.

3-REGULATORY CAPITAL REQUIREMENTS
The Farmers & Mechanics Bank is considered “well capitalized” by OTS regulations at June 30, 2007. Farmers & Mechanics Bank’s regulatory tangible and tier 1 (core) capital ratios are $97.0 million, or 8.48% of total Farmers & Mechanics Bank assets, and $102.1 million or 20.03% for risk-based capital. FMS Financial Corporation’s consolidated capital ratio at June 30, 2007 totaled 6.91%.

4-STOCK OPTIONS
The FMS Financial Corporation maintains an incentive stock option plan. The Financial Accounting Standards Board (“FASB”) issued Statement of Financial Standards (“SFAS”) No. 123R in December 2004, (SFAS No. 123R), which establishes standards for share-based payments. This statement has no effect on FMS Financial Corporation’s Unaudited Consolidated Statements of Financial Condition or Consolidated Statements of Operations as no options have been granted during the three months or six months ended June 30, 2007 or June 30, 2006, or for the year ended December 31, 2006.

5-EARNINGS PER SHARE
The following table sets forth the calculation of basic and diluted earnings per share for the three months and six months ended June 30, 2007 and 2006.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Basic Earnings per share:
Net income	$680,924	$1,510,174	$1,566,988	$2,844,260

Average common shares outstanding	6,544,126	6,516,359	6,540,324	6,515,736

Net income per common share	$0.10	$0.23	$0.24	$0.44

Diluted Earnings per share:
Net income	$680,924	$1,510,174	$1,566,988	$2,844,260

Average common shares outstanding	6,544,126	6,516,359	6,540,324	6,515,736
Additional shares considered in diluted
computation assuming exercise of stock options	0	13,756	0	13,836
Adjusted weighted average common shares outstanding	6,544,126	6,530,115	6,540,324	6,529,572

Net income per common share	$0.10	$0.23	$0.24	$0.44

6-RETIREMENT PLANS
The Farmers & Mechanics Bank maintains a defined benefit pension plan for active employees. Farmers & Mechanics Bank contributed approximately $950 thousand to the pension plan in 2007. The components of the net pension cost are as follows:

	Three Months ended		Six Months ended
	June 30,		June 30,
	2007	2006	2007	2006
Service cost	$272,666	$256,462	$545,332	$512,924
Interest cost	215,310	205,876	430,620	411,752
Return on assets	(240,987)	(219,864)	(481,974)	(439,728)
Net amortization and deferral	24,607	5,008	49,214	10,016

Net periodic pension cost	$271,596	$247,482	$543,192	$494,964

In addition to providing retirement plan benefits the Farmers & Mechanics Bank provides certain health care and life insurance benefits to certain retired employees. The expected cost of post-retirement benefits for 2007 is estimated to be approximately $34 thousand. The components of net periodic postretirement benefit cost are as follows:

	Three Months ended		Six Months ended
	June 30,		June 30,
	2007	2006	2007	2006
Interest cost	$8,384	$6,463	$16,768	$12,926
Amortization of prior service cost	-	(1,766)	-	(3,532)
Amortization of (gain) loss	-	(965)	-	(1,930)

Net periodic postretirement benefit costs	$8,384	$3,732	$16,768	$7,464

7-RECENTLY ISSUED ACCOUNTING STANDARDS
In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 provides entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement also establishes presentation and disclosure requirements. The entity shall report the effect of the first re-measurement to fair value as a cumulative-effective adjustment to the opening balance of retained earnings. At each subsequent reporting date, unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The fair value option may be applied instrument by instrument, with a few exceptions, is irrevocable and is applied only to entire instruments. Most of the provisions of SFAS 159 apply only to entities that elect the fair value option. However, the amendment to SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities with available-for-sale and trading securities. If the fair value option is elected for any available-for-sale or held-to-maturity securities at the effective date, the cumulative unrealized gains and losses at that date shall be included in the cumulative-effect adjustment. SFAS 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided that the entity also elects to apply the provisions of SFAS 157, “Fair Value Measurements.” FMS Financial Corporation is in the process of assessing the impact of the adoption of this statement on FMS Financial Corporation’s consolidated financial statements.

In September 2006, FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. FMS Financial Corporation adopted this Statement effective December 31, 2006. The impact on FMS Financial Corporation’s consolidated financial statement was to recognize and record a liability of $2.1 million for the underfunded pension and postretirement costs at December 31, 2006.

In September 2006, the SEC staff issued Staff Accounting Bulletin No.108 (SAB 108) “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”. SAB 108 was issued to provide consistency among registrants in the quantification of financial statement misstatements. SAB 108 established an approach that requires quantification of financial statement misstatements based on the effects of the misstatement on each of FMS Financial Corporation’s financial statements and the related disclosures. SAB 108 allows registrants to initially apply the approach either by (1) retroactively adjusting prior financial statements as if the approach had always been used or (2) recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2007 with the related offset recorded to the opening balance of retained earnings. Use of the “cumulative effect” transition requires full disclosure as to the nature and amount of each individual error being corrected. SAB 108 was adopted by FMS Financial Corporation during 2007 and did not have a material impact on FMS Financial Corporation’s consolidated financial statements.

In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles. This Statement does not require any new fair value measurements; however, it may change current practices related to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years and is not expected to have a material impact on FMS Financial Corporation’s consolidated financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes, an interpretation of FASB No. 109, “Accounting for Income Taxes” (SFAS 109). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The adoption of FIN 48 on January 1, 2007 did not have a material impact on FMS Financial Corporation’s consolidated financial statements.

In March 2006, the FASB issued Statement No. 156 (SFAS 156), “Accounting for Servicing of Financial Assets”. SFAS 156 amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 156 permits, but does not require, an entity to choose either the amortization method or the fair value measurement method for measuring each class of separately recognized servicing assets and servicing liabilities. The adoption of SFAS 156 did not have a material impact on FMS Financial Corporation’s consolidated financial statements.

8-SUBSEQUENT EVENT
Beneficial Mutual Bancorp, Inc. (Beneficial), announced on July 13, 2007 it has consummated its minority stock offering and the acquisition of FMS Financial Corporation, the holding company for Farmers & Mechanics Bank, which has merged with and into Beneficial Mutual Savings Bank.